HOLLYFRONTIER INVESTOR PRESENTATION March 2020

Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricants products in HollyFrontier’s and Holly Energy Partners’ markets, the demand for and supply of crude oil, refined products, and lubricants, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricants, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out and consummating construction projects, HollyFrontier's ability to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist or cyber attacks and the consequences of any such attacks, pandemic or outbreak of infectious disease, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Executive Summary

Positioned for Value Creation Across all Segments



REFINING

- Inland merchant refiner
- 5 refineries in the Mid Continent, Southwest and Rockies regions
- Flexible refining system with fleet wide discount to WTI
- Premium niche product markets versus Gulf Coast
- Organic initiatives to drive growth and enhance returns
- Disciplined capital structure & allocation



MIDSTREAM

- Operate crude and product pipelines, loading racks, terminals and tanks in and around HFC's refining assets
- HFC owns 57% of the LP Interest in HEP and the non-economic GP interest
- Eliminated IDRs in 2017 to simplify structure
- Over 70% of revenues tied to long term contracts and minimum volume commitments



SPECIALTY LUBRICANTS

- Integrated specialty lubricants producer with 34,000 barrels per day of production capacity
- Sells finished lubricants & specialty products in over 80 countries under the Petro-Canada Lubricants, Sonneborn, Red Giant Oil & HollyFrontier product lines
- Production facilities in Mississauga, Ontario; Tulsa, Oklahoma; Petrolia, Pennsylvania; & the Netherlands
- HollyFrontier Lubricants & Specialty Products is one of the largest North American white oil & group III base oil producer

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HollyFrontier Asset Footprint 4

Proximity to North American Crude Production Laid in Crude Advantage . Beneficiary of inland coastal crude discount across entire refining system 2019 Average Crude Slate . 100% of HFC’s purchased crude barrels are “WTI” price based 4% 7% . Refinery location and configuration enables a fleet-wide crude slate Sweet discounted to WTI Sour 15% 44% . Approximately 80,000 - 100,000 barrels per day Canadian, primarily Heavy Heavy sour crude Black Wax 30% Other . Approximately 140,000 – 160,000 barrels per day of Permian crude Laid in Crude Advantage under WTI1 Discount to WTI $/bbl 4Q18 1Q19 2Q19 3Q19 4Q19 $6 $2 -$2 -$6 -$10 -$14 -$18 Rockies MidCon Southwest Consolidated 1) Data from quarterly earnings calls 5 5

High Value Premium Product Markets Product Pricing vs. Gulf Coast Regional Gasoline Pricing vs Gulf Coast1 $/bbl 2015 2016 2017 2018 2019 Average $25 $20 $15 $12.71 $11.09 $10.75 $10 $7.25 $5 $1.86 $2.13 $- Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC Regional ULSD Pricing vs Gulf Coast2 $/bbl 2015 2016 2017 2018 2019 Average $20 $15 $9.84 $10 $6.53 $6.91 $4.54 $5 $1.34 $1.10 $- Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC $(5) 1) Gulf Coast: CBOB Unleaded 84 Octane Spot Price, Group 3: Unleaded 84 Octane Spot Price, Chicago: Unleaded CBOB 84 Octane Spot Price, Denver: CBOB 81.5 Octane Rack Price, Phoenix: CBG 84 Octane Rack Price, SLC: CBOB 81.5 Octane Rack Price, Las Vegas: CBOB 84 Octane Rack Price. Source: GlobalView 2) Source: GlobalView 6 6

Refining Segment Earnings Power HFC Consolidated 3-2-1 Index Mid-Cycle Refining EBITDA $1.0B – $1.2B $/Barrel $25 Gulf Coast 3-2-1 Crack $10.00 Brent/WTI Spread $4.00 $20.58 Product Transportation to HFC $3.00 $20.06 $19.88 Markets $20 HFC Index $17.00 $18.41 Capture Rate 75% Realized Gross Margin Per Barrel $12.75 $15 Operating Expense Per Barrel $5.50 $13.86 Target Throughput 460,000 Refining SG&A (millions) $120 $10 Mid-Cycle Refining EBITDA $1.1B 2015 2016 2017 2018 2019 7

Renewable Diesel Project

Covers a majority of our annual RIN purchase obligation under current conditions

HFC will process soybean oil and other renewable feedstock into renewable diesel

Project Details

- HFC to construct Renewable Diesel Unit (RDU) at the Navajo refinery
  - Includes rail infrastructure and storage tanks
- 9,000 BPD throughput of soybean and other renewable feedstock
- ~125 million gallons a year of renewable diesel production

Renewable Diesel Defined

- Renewable diesel is a cleaner burning fuel with over 50% lower GHG emissions than conventional diesel
- Renewable diesel is not biodiesel
  - Same feedstock
  - Different process
  - Chemically identical to conventional diesel
  - No blend limit, existing diesel fleet can run 100% with no risk to engine operation

Project Economics

- Estimated capital costs of $350 million
  - Funded with cash on hand
- Expected IRR of 20-30%
- Increasing renewable diesel demand driven by diesel consumption and low-carbon fuel policy
- Renewable diesel margin supported by RIN and LCFS value
- Every gallon of renewable diesel generates 1.7 D4 RINs
- Renewable diesel production expected to generate >600,000 LCFS credits year 1*
- Expected start up 1Q 2022

* Credit generation determined by renewable diesel Carbon Intensity value compared to the standard set by the California Air Resources Board.

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HOLLYFRONTIER

Holly Energy Partners Business Profile Operate a system of petroleum product and Consistent Distribution Despite Crude crude pipelines, storage tanks, distribution Price Volatility terminals and loading rack facilities located near HFC’s refining assets in high growth markets Distribution $/LP Unit WTI Price $0.80 $160 . Revenues are nearly 100% fee-based with limited commodity risk DPU* WTI . Customer base consisting of refining companies, $0.60 $120 (contracts not with E&Ps) . Minimum Volume Commitments comprise 70% of total revenue $0.40 $80 • Substantially all MVC revenues tied to PPI and/or FERC . IDR simplification transaction completed in 2017 $0.20 $40 Financial Guidance & Targets: . Expect to maintain annual distribution of $2.69 per LP unit in 2020 $0.00 $0 . Target distribution coverage at or above 1.0x . Target leverage of 4.0x *Distribution Per Unit - Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. 9

Ownership Structure Eliminated IDRs in 2017 to Simplify Structure HOLLYFRONTIER CORPORATION (HFC) 100% Interest GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C. PUBLIC Non-economic GP Interest 59.6mm HEP units1 57% LP Interest $866.0M Value2 45.8mm HEP units1 43% LP Interest $666.5M Value2 HOLLY ENERGY PARTNERS, L.P. (HEP) 10 1. Unit Count as of December 31 2019 2. Based on HEP unit closing price on March 10, 2020 10

HEP Historical Growth

Committed to Continuing Track Record of Increasing Distribution



MLP IPO (July 2004)
Holly intermediate feedstock pipeline dropdown (July 2005)
Alon pipeline and terminal asset acquisition (Feb 2005)
Holly South Line expansion project (2007-2008)
Holly crude oil and tankage assets dropdown (Feb 2008)
25% JV with Plains for SLC pipeline (Mar 2009)
Holly Tulsa dropdown of loading rack (Tulsa West) (Aug 2009)
Holly 16" intermediate pipeline facilities acquisition (June 2009)
Tulsa East acquisition & Roadrunner / Beeson dropdown (Dec 2009)
Sale of 70% interest in Rio Grande to Enterprise (Dec 2009)
Purchase of additional Tulsa tanks & racks and Lovington rack (Mar 2010)
Holly Corporation and Frontier Oil Corporation complete merger (July 2011)
Tulsa interconnect pipelines (Aug 2011)
HFC dropdown of El Dorado & Cheyenne assets (Nov 2011)
HEP purchases 75% interest in UNEV from HFC (July 2012)
Crude gathering system expansion (2014)
Acquisition of El Dorado tank farm (Mar 2015)
50% JV with Plains for Frontier pipeline (Aug 2015)
HFC dropdown of El Dorado processing units (Nov 2015)
HEP purchases 50% interest in Osage from HFC (Feb 2016)
Purchase of Tulsa West Tanks (March 2016)
50% JV with Plains for Cheyenne pipeline (June 2016)
HFC dropdown of Woods Cross processing units (Oct 2016)
Acquired remaining interests in SLC / Frontier pipelines (Oct 2017)
IDR Simplification (Oct 2017)
Purchase of Catoosa Lubricants Terminal (June 2018)
Constructed Orla Truck Rack (Jan 2019)
50% JV with Plains for Cushing Connect pipeline and Cushing terminal (October 2019)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

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HEP Avenues for Growth ORGANIC EXTERNAL TRANSACTIONS DROPDOWNS FROM HFC . Leverage HEP’s existing . Pursue logistics assets in HEP’s . Partnering with HFC to build footprint current geographic region and/or acquire new assets / businesses . Contractual PPI/FERC . Replace incumbent HFC service Escalators providers with HEP . Target high tax basis assets with durable cash flow . Replace incumbent HFC . Leverage HFC refining and characteristics that also add to service providers with commercial footprint HFC EBITDA HEP . Participate in expected MLP sector consolidation Example: Orla Truck Rack Example: Cushing Connect JV Example: Refinery Processing Unit 12

Cushing Connect Joint Venture

Asset Description

- HEP formed a 50/50 JV with Plains All American Pipeline, L.P. (PAA) consisting of:
  - New build, 50-mile, 160 KBPD common carrier crude pipeline from Cushing to Tulsa
  - 1.5 million barrels of crude storage in Cushing
- Terminal anticipated in-service 2Q2020
- Pipeline anticipated in-service 1Q2021

Deal Highlights

- JV estimated total capital of $130 million with expected initial EBITDA[1] multiple of 8x-9x.
- HEP to build and operate pipeline, PAA to build terminal connections and operate terminal
- Pro-forma leverage of 4.05x, expected to be DCF[1] accretive in 2021
- HFC entered into 15 year minimum volume commitment of 100 KBPD with HEP, which will commence upon completion of pipeline

Strategic Rationale

- Generates HEP growth while providing long term control of a strategic asset
- Insources HFC's logistics spend to HEP
- New pipeline provides capability to supply 100% of HFC's Tulsa Refinery crude throughput


HFC El Dorado Refinery
Crude Capacity
160 KBPD
Osage Pipeline JV
HFC Tulsa Refinery
Crude Capacity
140 KBPD
Plains Cushing Terminal System
Cushing Connect Pipeline JV

1. See definition page in appendix

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HF Lubricants & Specialty Products Integrated Model from Crude to Finished Products • Rack Back captures the value between feedstock cost and base oil market prices (elastic index pricing) • Rack Forward captures the value between base oil market prices and product sales revenues from customers (inelastic index pricing) RACK BACK RACK FORWARD Base Oil Blending Distribution R&D Marketing Sales Production & Packaging Finished Lubricants & Greases VGO/HCB Petrolatums Mississauga Base Oil Plant Sodium Sulfonates Waxes White Oils 3rd Party Base Oil Specialty Products Base Oil Mississauga Sonneborn Red Giant Facility Facilities Facilities Base Oil 14

HF Lubricants & Specialty Products Our Product Portfolio Serves a Variety of Global End Markets Adhesives Agriculture Construction Automotive Packaging Food & Beverage Forestry & Saw Mill Energy Manufacturing Health & Beauty Heavy Duty Mining Transportation Pharmaceutical Plastic Processors Railroad Waste Operations 15

HF Lubricants & Specialty Products Operating Under a “House of Brands” Model 16

HF Lubricants & Specialty Products Diverse Suite of Products Supplied to Major Industrial and Consumer Brands Brands • Finished Lubricants & • Finished Lubricants & • Finished Products & • Specialty Products Greases Greases Greases • Waxes Product • Specialty Products • Waxes • Base Oils Type • Waxes • White Oils • White Oils • Petrolatums • Base Oils • Specialty Products • Consumer Discretionary • Communications • Consumer Staples • Consumer Staples • Energy • Consumer Discretionary • Industrials • Industrials Customer • Healthcare • Consumer Staples • Materials • Materials Base • Industrials • Energy • Materials • Healthcare • Utilities • Industrials Heavy Duty Engine Oils Petroleum Jellies Locomotive Engine Oils Tire Protectants Hydraulic Lubrication Fluids Food Waxes Gear Oils Candle Waxes Applications Lubricants & Protective Greases Cosmetics Agriculture Solvents Asphalt Modifiers 17

Opportunity Across the Value Chain Upgrade Existing Base Oils into Finished Products Converting one barrel of Base Oil sales into Finished Product sales results in a margin uplift of ~$50/bbl Margin Value $/bbl 2019 Product Slate by Volume Finished Lubricants & Greases Coproducts Base Oils 24% 27% Petrolatums Waxes Petrolatums 3% Waxes 4% Specialty White Oils Products White Oils 17% 10% Finished Lubes & Specialty Products Greases 12% Base Oils Note: Coproducts consist of Distillates, Intermediates and LPGs 18

Rack Forward EBITDA Margin Stability 2020 Rack Forward – EBITDA Margin1 Guidance EBITDA ($ in millions) EBITDA Margin % EBITDA 80 20% $250 – 275MM EBITDA Margin 11-16% 60 15% 40 10% 69 64 61 58 58 57 55 53 56 52 49 52 51 45 48 47 20 38 40 5% 29 30 0 0% 2 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 EBITDA HF LSP’s Rack Forward business has consistently generated EBITDA margins of 11-16% 1. EBITDA Margin calculated by dividing Adjusted EBITDA by Revenue for the period 2. 1Q19 EBITDA includes adjustment for inventory valuation step up of $9.3 million, see 1Q19 earnings release for reconciliation. 19

Rack Forward Multiple Up-Lift Segment(s) Multiple Margin Profile Peer Group Integrateds: Refining & BP, CVX, RDS, XOM 5-7x Variable Rack Back Refiners: CLMT, CVI, DK, MPC, PBF, PSX, VLO Rack Forward 10-13x Stable FPE GY, IOSP, KWR, NEU, VVV MLP 8-13x Stable DKL, MPLX, PBFX, PSXP Note: Multiple represents range of EV/EBITDA multiples for referenced peer group 20

HF Lubricants & Specialty Products Rack Forward EBITDA Mid-Cycle EBITDA $265 ($ in millions) . EBITDA Margin 11-16% . Annual SG&A $190 - $200MM Target Multiple 11x . Annual DD&A $80 - $90MM Enterprise Value . Upside with Organic Growth and M&A $2,915 ($ in millions) Opportunities 11x multiple in-line with peer group Mid-Cycle Capex: $40 – $50MM 21

Environmental, Social, and Governance (ESG)

Environmental

33% reduction in NO_X, SO_2, CO, $PM_{2.5}$ and VOC emissions since 2011

- Investments in reverse osmosis water conservation at Navajo refinery
- Wetland cultivation and conservation at El Dorado refinery
- Converting waste to energy at Tulsa refinery
- PCLI became first white oils, specialty base oils and lubricants refiner and manufacturer in the world to achieve newest International Organization of Standardization (ISO) 14001:2015 environmental certification

Reduction in GHG emissions

- Investment in Renewable Diesel Project in Artesia, New Mexico to produce cleaner burning fuel with 50% lower GHG emissions than conventional diesel

Social

20% reduction in Tier 1 & 2 process safety incidents vs 2017

- Annual Corporate Citizenship Report highlighting ESG efforts
- "Goal Zero" policy has helped deliver >50% accident rate reduction

"One HFC Culture" program instilled at every level with focus and commitment to safety, integrity, teamwork, and ownership

- Active volunteering and philanthropic involvement in communities where we operate
- Commitment to creating a diverse workforce

Governance

Board leadership provides significant industry expertise, alongside diverse business, financial and EHS expertise

- Environmental, Health, Safety, and Public Policy Committee at Board level
- 9 of 10 directors independent, including chair
- 2 female board members
- Long standing commitment to ethical behavior is inherently tied to how we do business
- Code of Business Conduct and Ethics among governing principles

Executive compensation strongly aligned with shareholders and long-term performance

- ROCE, TSR, Operational Efficiency, and Safety drive performance pay

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HOLLYFRONTIER. HOLLY ENERGY PARTNERS HOLLYFRONTIER LUBRICANTS & SPECIALTIES

APPENDIX

Capital Allocation Strategy New Growth Opportunity and Shareholder Return Initiatives Reinvest & Maintain our Existing Assets . Promote safe and reliable operations Maintain a Healthy Balance Sheet & Investment Grade Credit Profile . Target ~$500 million minimum cash balance . Investment grade rating from S&P, Moody’s & Fitch Pay a Competitive & Sustainable Dividend . Expect to grow the dividend approximately 5% per year Invest in Growth Capital Projects or Acquisitions with Attractive Returns . Renewable diesel growth project Return Excess Free Cash Flow to Shareholders . $1 billion HFC share repurchase authorization 24 24

Capital Allocation Strategy Disciplined Approach to Capital Allocation to Create Shareholder Value 2019A Cash from Ops $1.5B Non-Discretionary Share Repurchases Growth: $225mm Acquisitions Organic projects CashOperations From $375mm Regular Dividend Capital Discretionary Investments1: Sustaining maintenance Turnarounds ($ Investment Grade Rating ● Target $500 million Cash ● $2.2 billion Current Liquidity2 millions) Note: Based on management’s expectations 1. Estimated mid-cycle capital 25 2. As of 12/31/2019

2020 Guidance . Refining & Marketing - Capex $270 – $300 million 2020E Capex Segment Allocation . Lubricants & Specialties HEP 6% - $250 – $275 million Rack Forward EBITDA - Capex $40 – $60 million . Renewables Turnarounds & R&M Catalysts 16% 32% - Capex $130 – $150 million . Turnarounds & Catalysts Renewables - Capex $125 – $150 million 16%% - Turnaround Schedule: Mississauga – 3Q20 Lubricants & . HEP Specialties 30% - Target Distribution Coverage at or above 1.0x - Capex - $58 – $69 million 26

Strong Track Record of Cash Returns • Strong track record in returning excess cash to shareholders • Committed to maintaining competitive cash yield versus peers • Share repurchase program funded by Free Cash Flow generation Regular Cash Yield1 Total Cash Yield2 % Yield % Yield 7% 15% 5.8% 6.0% 13.8% 6% 5.5% 11.0% 4.9% 4.8% 5% 9.2% 8.8% 9.2% 10% 3.9% 4% 6.8% 6.3% 3% 5.5% 5% 2% 2.6% 1% 0% 0% PBF VLO MPC DK PSX HFC 2011 2012 2013 2014 2015 2016 2017 2018 2019 1. Share price as of March 2, 2020 closing prices. 2. Total Cash yield calculated using year end share count- includes regular dividends, special dividends and stock buybacks. Data from public filings and press releases. Dividends are split adjusted reflecting HFC’s two-for-one stock split announced August 3, 2011.27 27

HollyFrontier Capital Structure

HFC Consolidated Capital Structure

As of December 31, 2019 (US$ millions)

Cash and Short Term Marketable Securities	$885
HOLLYFRONTIER CORPORATION	
HFC Credit Agreement (matures 2/2022)	$-
HFC 5.875% Senior Notes due 2026	$1,000
HFC Long Term Debt	$1,000
HOLLY ENERGY PARTNERS	
HEP 6.00% Senior Notes due 2024	$500
HEP Credit Agreement (matures 7/2022)	$966
HEP Long Term Debt	$1,466
Consolidated Debt (excludes unamortized discount)	$2,466
Stockholders Equity	$5,978
Total Capitalization	$8,444
Consolidated Debt / Capitalization	29.2%
Consolidated Net Debt / Capitalization	20.9%
Consolidated Total Liquidity[1]	$2,670

HFC Standalone Capital Structure

As of December 31, 2019 (US$ millions)

Cash and Short Term Marketable Securities	$872
HFC LONG TERM DEBT	
HFC 5.875% Senior Notes due 2026	$1,000
Total Debt	$1,000
Stockholders Equity	$5978
Total Capitalization	$6,978
HFC Standalone Debt / Capitalization	14.3%
HFC Standalone Net Debt / Capitalization	2.1%
HFC Standalone Liquidity	$2,222

Maintain Investment Grade Rating from S&P (BBB-),
Moody's (Baa3), and Fitch (BBB-)

1. Includes Availability from $1.35B HFC Revolver & $1.4B HEP Revolver.

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HOLLYFRONTIER. HOLLY ENERGY PARTNERS HOLLYFRONTIER. LUBRICANTS & SPECIALTIES

HollyFrontier Credit Profile

- Investment Grade Rating
  - S&P BBB-
  - Moody's Baa3
  - Fitch BBB-
- $885 million cash as of 12/31/19
- $1 billion outstanding debt as of 12/31/19
  - excludes non-recourse HEP debt
- Total debt to capital ratio 14% as of 12/31/19
- Target 1x Net Debt/EBITDA (ex HEP)

Peer Group Debt Metrics – 12/31/19



Debt Ratio %
50%
40%
30%
20%
10%
0%
HFC
VLO
PSX
MPC
PBF
DK
Debt/Cap 13.2%
Net Debt/Cap 2.0%

* Debt to Capital is calculated by taking total debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). Net Debt to Capital is calculated by taking total net debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest).

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Definitions

BPD: the number of barrels per calendar day of crude oil or petroleum products.

CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year.

Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity.

Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in HEP's consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of HEP's operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of HEP's assets and the cash HEP is generating. HEP's historical net income is reconciled to distributable cash flow in "Item 6. Selected Financial Data" of HEP's 2019 10-K filed February 20, 2020.

EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" in HollyFrontier Corporation's 2019 10-K filed February 20, 2020.

Expected Sonneborn EBITDA: Expected Sonneborn EBITDA is based on HollyFrontier Corporation's projections for the newly acquired Sonneborn US Holdings Inc. and Sonneborn Cooperatief U.A. (collectively, "Sonneborn"). Projections are based on historical EBITDA performance as reported by Sonneborn, combined with the expectation of future potential synergy and optimization opportunity. Expected Sonneborn EBITDA is not presented as an alternative to the nearest GAAP financial measure, net income, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. HollyFrontier Corporation is unable to present a reconciliation of forecasted EBITDA to net income because certain elements of net income for future periods, including interest, depreciation and taxes, are not available without unreasonable efforts.

Free Cash Flow: Calculated by taking operating cash flow and subtracting capital expenditures.

IDR: Incentive Distribution Rights

Lubricant : A solvent neutral paraffinic product used in commercial heavy duty engine oils, passenger car oils and specialty products for industrial applications such as heat transfer, metalworking, rubber and other general process oil.

Non GAAP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Also, we have not reconciled to non-GAAP forward-looking measures or guidance to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable effort.

Rack Backward: business segment of HF LSP that captures the value between feedstock cost and base oil market prices (transfer prices to rack forward).

Rack Forward: business segment of HF LSP that captures the value between bas oil market prices and product sales revenue from customers.

RBOB: Reformulated Gasoline Blendstock for Oxygen Blending

Sour Crude: Crude oil containing quantities of sulfur greater than 0.4 percent by weight, while "sweet crude oil" means crude oil containing quantities of sulfur equal to or less than 0.4 percent by weight.

WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and bitumen crude oils blended with sweet synthetic and condensate diluents.

WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil pricing. WTI is a sweet crude oil and has a relatively low density.

WTS: West Texas Sour, a medium sour crude oil.

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HOLLYFRONTIER. HOLLY ENERGY PARTNERS HOLLYFRONTIER LUBRICANTS & SPECIALTIES

HollyFrontier Index Please see p. 35 for disclaimer and www.HollyFrontier.com/investor-relations for most current version. 31 31

HFC Index Disclosure HFC's actual pricing and margins may differ from benchmark indicators due to many factors. For example: . Crude Slate differences – HFC runs a wide variety of crude oils across its refining system and crude slate may vary quarter to quarter. . Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics, crude slate, and operational downtime. . Other differences including but not limited to secondary costs such as product and feedstock transportation costs, purchases of environmental credits, quality differences, location of purchase or sale, and hedging gains/losses. Moreover, the presented indicators are generally based on spot sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. MidCon Indicator: (100% Group 3: Sub octane and ULSD) – WTI Rockies Indicator as of July 1, 2016: 50% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 50% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Rockies Indicator 2011- July-2016: 60% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 40% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Southwest Indicator 2013-Current: (50% El Paso Subgrade, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Southwest Indicator 2011-2012: (50% El Paso Regular, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Lubricants Index Appendix HFC's actual pricing and margins differ from benchmark indicators due to many factors. For example: - Retail/Distribution- HFC and PCLI use commodity base oils to produce finished lubricants, specialty products and white oils that are sold into the retail market worldwide and have a wide variety of price ranges. - Feedstock differences – HFC runs a variety of vacuum gas oil streams and hydrocracker bottms across its refining system and feedstock slate may vary quarter to quarter. - Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics and feedstocks. - Other differences including, but not limited to secondary costs such as product and feedstock transportation costs, quality differences and location of purchase or sale. Moreover, the presented indicators are generally based on spot commodity base oil sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. Group I Base Oil Indicator (50% Group I SN150, 50% Group I SN500)-VGO Group II Base Oil Indicator (33.3% Group II N100, 33.3% Group II N220, 33.3% Group II N600)-VGO Group III Base Oil Indicator (33.3% Group III 4cst, 33.3% Group III 6cst, 33.3% Group III 8cst)-VGO VGO (US Gulf Coast Low Sulfur Vacuum Gas Oil) 32 32

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com Craig Biery | Director, Investor Relations investors@hollyfrontier.com 214-954-6510 Trey Schonter | Investor Relations investors@hollyfrontier.com 214-954-6510